UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       April 22, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

 On April 22, 2004, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Broadcast First Quarter 2004 Earnings Conference Call Over the Internet." The press release is included below.


                                                           FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo,
         Vice President of Investor Relations
         (913) 967-4109

            Applebee's International to Broadcast First Quarter 2004
                   Earnings Conference Call Over the Internet

Overland Park, Kan., April 22, 2004 -- Applebee's International, Inc. (Nasdaq:APPB) will be releasing first quarter 2004 earnings after the market closes on Wednesday, April 28, 2004, and will be hosting a conference call to review the results on Thursday morning, April 29, 2004, at 10:00 a.m. Central Daylight Time (11:00 a.m. Eastern Daylight Time). The conference call will be broadcast live over the Internet.

To listen to the conference call, please go to the Investor Relations section of the company's website (www.applebees.com) at least 15 minutes prior to the commencement of the call to register, download, and install any necessary audio software. A replay will be available shortly after the call.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,602 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                      # # #

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     April 22, 2004                    By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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